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                                                                   EXHIBIT 10.14

                               CONTINUING GUARANTY

1. OBLIGATIONS GUARANTIED. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned ("Guarantor") unconditionally guaranties and promises to pay to Infusion Management Systems, Inc., a Texas corporation ("Beneficiary"), in lawful United States money, all obligations of American Reimbursement, LLC ("Buyer") to Beneficiary with respect to the payment of the "Purchase Price" under, and as defined in, that certain Receivables Purchase Agreement dated as of March 29, 2002 between Buyer and Beneficiary, including each Note issued by Buyer pursuant thereto (collectively, the "Obligations"), whether incurred before, during or after any bankruptcy, reorganization, insolvency, receivership or similar proceeding ("Insolvency Proceeding"), and whether recovery thereof is or becomes barred by a statute of limitations or is or becomes otherwise unenforceable, together with all expenses of, for and incidental to collection, including reasonable attorneys' fees.

2. CONTINUING NATURE/REINSTATEMENT. This Guaranty is in addition to any other guaranties of the Obligations, is continuing and covers all Obligations, including those arising under successive transactions which continue or increase the Obligations from time to time, renew all or part of the Obligations after they have been satisfied, or create new Obligations. All of Beneficiary's rights pursuant to this Guaranty continue with respect to amounts previously paid to Beneficiary on account of any Obligations which are thereafter restored or returned by Beneficiary, whether in an Insolvency Proceeding of Buyer or for any other reason, all as though such amounts had not been paid to Beneficiary; and Guarantor's liability under this Guaranty (and all its terms and provisions) shall be reinstated and revived, notwithstanding any surrender or cancellation of this Guaranty. Beneficiary, at its sole discretion, may determine whether any amount paid to it must be restored or returned; provided, however, that if Beneficiary elects to contest any claim for return or restoration, Guarantor agrees to indemnify and hold Beneficiary harmless from and against all costs and expenses, including reasonable attorneys' fees, expended or incurred by Beneficiary in connection with such contest. If any Insolvency Proceeding is commenced by or against Buyer or Guarantor, at Beneficiary's election, Guarantor's obligations under this Guaranty shall immediately and without notice or demand become due and payable, whether or not then otherwise due and payable.

3. AUTHORIZATION. Guarantor authorizes Beneficiary, without notice and without affecting Guarantor's liability under this Guaranty, from time to time, to (a) renew, compromise, extend, accelerate, release, subordinate, waive, amend and restate, or otherwise amend or change, the interest rate, time or place for payment or any other terms of all or any part of the Obligations; (b) accept delinquent or partial payments on the Obligations; (c) take or not take security or other credit support for this Guaranty or for all or any part of the Obligations, and exchange, enforce, waive, release, subordinate, fail to enforce or perfect, sell, or otherwise dispose of any such security or credit support;
(d) apply proceeds of any such security or credit support and direct the order or manner of its sale or enforcement as Beneficiary, at its sole discretion, may determine; and (e) release or substitute Buyer or any guarantor or other person or entity liable on the Obligations.

4. WAIVERS. This Guaranty is a primary obligation of Guarantor, and Guarantor hereby waives, to the maximum extent permitted by law, (a) all rights to require Beneficiary to

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proceed against Buyer, or any other guarantor, or proceed against, enforce or exhaust any security for the Obligations or to marshal assets or to pursue any other remedy in Beneficiary's power whatsoever (and any defense based upon Beneficiary's failure or delay in pursuing any such remedy); (b) all defenses arising by reason of any disability or other defense of Buyer (other than the full payment and performance of the Obligations), the cessation for any reason of the liability of Buyer, any defense that any other indemnity, guaranty or security was to be obtained, any claim that Beneficiary has made Guarantor's obligations more burdensome or more burdensome than Buyer's obligations (including without limitation any change in the underlying obligations), and the use of any proceeds of the Obligations other than as intended or understood by Beneficiary or Guarantor; (c) all presentments, demands for performance, notices of nonperformance, protests, notices of dishonor, notices of acceptance of this Guaranty and of the existence or creation of new or additional Obligations, and all other notices or demands to which Guarantor might otherwise be entitled; (d) all conditions precedent to the effectiveness of this Guaranty; (e) all rights to file a claim in connection with the Obligations in an Insolvency Proceeding filed by or against Buyer; (f) all rights to require Beneficiary to enforce any of its remedies; and (g) until the Obligations are satisfied or fully paid with such payment not subject to return: (i) all rights of subrogation, contribution, indemnification or reimbursement, (ii) all rights of recourse to any assets or property of Buyer, or to any collateral or credit support for the Obligations,
(iii) all rights to participate in or benefit from any security or credit support Beneficiary may have or acquire, and (iv) all rights, remedies and defenses Guarantor may have or acquire against Buyer.

5. GUARANTOR TO KEEP INFORMED. Guarantor warrants having established with Buyer adequate means of obtaining, on an ongoing basis, such information as Guarantor may require concerning all matters bearing on the risk of nonpayment or nonperformance of the Obligations. Guarantor assumes sole, continuing responsibility for obtaining such information from sources other than from Beneficiary. Beneficiary has no duty to provide any information to Guarantor until Beneficiary receives Guarantor's written request for specific information in Beneficiary's possession which is reasonably related to the collection of the accounts receivable sold by Beneficiary pursuant to the Receivables Purchase Agreement referred to in Section 1 above, and Buyer has authorized Beneficiary to disclose such information to Guarantor.

6. ASSIGNMENT. This Guaranty shall inure to the benefit of Beneficiary and Beneficiary's successors and assigns. Beneficiary may assign Beneficiary's rights under this Guaranty in whole or in part.

7. INTEGRATION/SEVERABILITY/AMENDMENTS. This Guaranty is intended by Guarantor and Beneficiary as the complete, final expression of their agreement concerning its subject matter. It supersedes all prior understandings or agreements with respect thereto and may be changed only by a writing signed by Guarantor and Beneficiary. No course of dealing, or parole or extrinsic evidence shall be used to modify or supplement the express terms of this Guaranty. If any provision of this Guaranty is found to be illegal, invalid or unenforceable, such provision shall be enforced to the maximum extent permitted, but if fully unenforceable, such provision shall be severable, and this Guaranty shall be construed as if such provision had never been a part of this Guaranty, and the remaining provisions shall continue in full force and effect.

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8. NOTICES. Any notice shall be effective only upon its receipt by the other party and only if (a) given in writing and (b) personally delivered or sent by United States mail, postage prepaid, and addressed to Beneficiary or Guarantor at their respective addresses for notices indicated below. Guarantor and Beneficiary may change the place to which notices, requests, and other communications are to be sent to them by giving written notice of such change to the other.

9. VENUE. Guarantor submits to the non-exclusive jurisdiction of the state or federal courts of the State of California.

This Guaranty is executed as of March 29, 2002. Guarantor acknowledges having received a copy of this Guaranty and having made each waiver contained in this Guaranty with full knowledge of its consequences.

INFUSION MANAGEMENT SYSTEMS, INC.        MED DIVERSIFIED, INC.

By:                                      By: /s/ Frank P. Maghochetti
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Its:                                     Its: President & CEO
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Address for notices to Beneficiary:           Address for notices to Guarantor:

                                                 200 Brickstone Square
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                                                 Suite 403
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                                                 Andover, MA 01810
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